UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 4, 2009
Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
On March 4, 2009 Sparton Corporation, an Ohio Corporation (the “Company”), issued a Press Release (“Press Release”) announcing that pursuant to action taken by the Board of Directors on February 25, 2009, it would discontinue manufacturing operations conducted at its plant located in Jackson, Michigan (the “Jackson Facility”) no later than June 30, 2009 and transition the manufacturing operations to other Company facilities (the “Closing”). The Company decided to discontinue manufacturing operations at the Jackson Facility in response to current economic conditions, the state of competition within the industries served by the Company, and as part of the Company’s plan to return to profitability.
The Company has estimated that it will incur costs in current and future fiscal quarters related to the Closing of approximately $3.8 million to $4.8 million but is unable at this time to provide more specific information on the costs and amount of the costs it expects to incur. The Company expects to incur charges related to employee severance, the transfer of production and production equipment to other facilities, and facility closure and related impairment charges, as well as other associated expenses. The Company has estimated that the costs will primarily be incurred in the fourth quarter of fiscal year 2009 and thereafter, and that approximately $3.0 million of the total charges will be in the form of cash expenditures. In accordance with the requirements of the Securities and Exchange Commission, the Company will file an amendment on Form 8-K within four business days after making a specific determination of the individual and aggregate amounts of such costs.
ITEM 7.01. REGULATION FD DISCLOSURE
The Company issued a Press Release on March 4, 2009 relating to the matters described in the foregoing Item 2.05. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release.
The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the specific reference in such a filing.
ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS
(d) Exhibits
Exhibit 99.1           Press Release dated March 4, 2009 issued by Sparton Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ Cary B. Wood
Cary B. Wood
Chief Executive Officer
March 4, 2009

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 4, 2009 issued by Sparton Corporation.